UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 23, 2016

Telehealthcare, Inc.
(Exact Name of Registrant as Specified in Charter)

Wyoming	333-201391	80-0873491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation or)	File Number)	Identification No.)

1031 Calle Recodo Suite B, San Clemente CA 92673
 (Address of Principal Executive Offices

949-423-6870
(Registrant’s telephone number, including area code)

20111 Greely Rd., Lake Matthews, CA 92570
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information contained below in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2016, Telehealthcare, Inc. (the “Company”) filed Articles of Amendment to the Company’s Articles of Incorporation, as amended to date (the “Articles of Amendment”), with the Secretary of State for the State of Wyoming to effect a one-for-three forward stock split (the “Forward Stock Split”) of the outstanding common stock of the Company. The Forward Stock Split became effective on June 23, 2016. The Articles of Amendment were approved by the Board of Directors of the Company on April 29, 2016 and by a majority of the outstanding shares of the Company’s common stock entitled to vote on the matter. Holders of the Company’s common stock will be deemed to hold three whole, post-split shares of the Company’s common stock for every one whole, pre-split share of the Company’s issued and outstanding common stock. As a result of the Forward Stock Split, the number of outstanding shares of common stock of the Company was increased to approximately 150,873,000. The Forward Stock Split affected all shareholders of the Company uniformly and did not affect any shareholder’s ownership percentage of the Company’s common stock.

In addition to the Forward Stock Split, the Articles of Amendment also increased the total number of authorized shares of common stock of the Company from 200,000,000 to 500,000,000 (par value $0.001 per share).

The description contained herein of the Articles of Amendment is qualified in its entirety by reference to the terms of the Articles of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

Item 5.07. Submission of Matters to a Vote of the Security Holders.

On April 29, 2016 , the Articles of Amendment were ratified and approved by holders of approximately 75.9% shares of the Company’s outstanding common stock, then constituting a majority of the outstanding shares, pursuant to a written consent in lieu of a meeting of shareholders. The sole matter approved pursuant to the written consent in lieu of a meeting of a meeting of shareholders was the Articles of Amendment.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Telehealthcare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEHEALTHCARE, INC.

Date: June 23, 2016	By:	/s/ Derek Cahill
Derek Cahill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Telehealthcare, Inc.

4